UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2011

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377

(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2011, ITC Holdings Corp. (“ITC”) announced that it had executed definitive agreements pursuant to which Entergy Corporation (“Entergy”) will divest its electric transmission business and merge it with a newly formed subsidiary of ITC in an all-stock, Reverse Morris Trust transaction. In order to effect the divestiture and merger, ITC entered into (i) a Merger Agreement (the “Merger Agreement”), dated as of December 4, 2011, with Mid South TransCo LLC, a newly formed, wholly owned subsidiary of Entergy (“TransCo”), Entergy and Ibis Transaction Subsidiary LLC, a newly formed, wholly-owned subsidiary of ITC (“Merger Sub”), (ii) a Separation Agreement (the “Separation Agreement”), dated as of December 4, 2011, with TransCo, Entergy, Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. (Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc. and Entergy Texas, Inc., collectively, the “Utility OpCos”) and Entergy Services, Inc. and (iii) an Employee Matters Agreement (the “Employee Matters Agreement”), dated as of December 4, 2011, with TransCo and Entergy. These agreements, which have been approved by the Boards of Directors of Entergy and ITC, provide for the separation of Entergy’s transmission business (the “Transmission Business”), the distribution to Entergy’s shareholders of all of the common units of TransCo, a holding company subsidiary formed to hold the Transmission Business, and the merger of Merger Sub with and into TransCo, with TransCo continuing as the surviving entity in the Merger (the “Merger”), following which each common unit of TransCo will be converted into the right to receive one fully paid and nonassessable share of ITC common stock. Both the Distribution (as defined below) and the Merger are expected to qualify as tax-free transactions.

The following descriptions of the Merger Agreement, the Separation Agreement and the Employee Matters Agreement, and the transactions contemplated thereby, do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 2.1, 2.2 and 10.101, respectively, and incorporated herein by reference.

Merger Agreement

Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Entergy will distribute the TransCo common units to its shareholders. At Entergy’s election, it may distribute the TransCo common units by means of a pro rata dividend in a spin-off or pursuant to an exchange offer in a split-off, or a combination of a spin-off and a split-off (the “Distribution”). Entergy currently anticipates the Distribution will be effected as a pro rata spin-off.

In connection with the Merger, ITC expects to effectuate a $700 million recapitalization, currently anticipated to take the form of a one-time special dividend to its shareholders of record as of a record date prior to the Merger, which will be determined by the board of directors of ITC at a later date (the “Special Dividend”). Entergy’s shareholders who become shareholders of ITC as a result of the Merger will not receive the Special Dividend.

Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, immediately after the consummation of the Separation (as defined below), the consummation of the Financings (as defined below), the payment of the Special Dividend and the consummation of the Distribution, Merger Sub will merge with and into TransCo, with TransCo continuing as the surviving entity, and Entergy shareholders who hold common units of TransCo will have those units exchanged for ITC common stock on a one-for-one basis.

Consummation of the transactions contemplated by the Separation Agreement and the Merger Agreement is expected to result in Entergy’s shareholders holding at least 50.1% of ITC’s common stock and existing ITC shareholders holding no more than 49.9% of ITC’s common stock immediately after the Merger.

The Merger Agreement contains certain customary representations and warranties between Entergy, on the one hand, and ITC, on the other. The parties have also agreed to a variety of customary covenants and agreements, including, among other things, (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the transactions contemplated by the Merger Agreement and (ii) not to engage in certain kinds of transactions during such period.

ITC is generally prohibited from soliciting competing acquisition proposals and may not provide nonpublic information, discuss or negotiate a competing acquisition proposal unless the ITC Board of Directors concludes in good faith that the proposal is reasonably likely to lead to a proposal that is superior to the Merger and the ITC Board of Directors concludes in good faith that failure to take such action would be reasonably likely to be inconsistent with the exercise by the Board of Directors of its duties under applicable laws.

The Merger Agreement may be terminated: (i) by mutual consent of Entergy and ITC, (ii) by either Entergy or ITC if the Merger has not been completed by June 30, 2013, subject to an up to six month extension by either Entergy or ITC in certain circumstances, (iii) by either Entergy or ITC if the transactions are enjoined or otherwise prohibited by applicable law, (iv) by Entergy, on the one hand, or ITC, on the other hand, upon a material breach of the Merger Agreement by the other party that has not been cured by the cure period specified in the Merger Agreement, (v) by either Entergy or ITC if ITC’s shareholders fail to approve the ITC Shareholder Proposals (as defined below), (vi) by Entergy if the ITC Board of Directors withdraws or changes its recommendation of the ITC Shareholder Proposals in a manner adverse to Entergy, (vii) by Entergy if ITC willfully breaches in any material respect its non-solicitation covenant and such breach has not been cured by the cure period specified in the Merger Agreement, (viii) by Entergy if there is a law or order that enjoins the transactions or imposes a burdensome condition on Entergy, (ix) by any of Entergy and ITC if there is a law or order that enjoins the transactions or imposes a burdensome condition on ITC, (x) by ITC, prior to ITC shareholder approval, to enter into a transaction for a superior proposal, provided that ITC complies with its notice and other obligations in the non-solicitation provision and pays Entergy the termination fee concurrently with termination or (xi) by ITC if Entergy takes certain actions with respect to the migration of the Transmission Business to a regional transmission organization if such actions could reasonably be expected to have certain adverse impacts on TransCo or ITC after the Closing.

In the event that (i) ITC terminates the Merger Agreement to accept a superior acquisition proposal, (ii) Entergy terminates the Merger Agreement because the ITC Board of Directors has withdrawn its recommendation of the ITC Shareholder Proposals, approves or recommends another acquisition proposal, fails to reaffirm its recommendation or materially breaches the non-solicitation provisions, (iii) either of the parties terminates the Merger Agreement because the approval of ITC’s shareholders is not obtained or (iv) Entergy terminates because of ITC’s uncured willful breach of the Merger Agreement, and in the case of clauses (iii) and (iv) an ITC takeover transaction was publicly announced and not withdrawn prior to termination and within 12 months of termination ITC agrees to or consummates a takeover transaction, then ITC must pay Entergy a $113,570,800 termination fee.

ITC has agreed to file with the Securities and Exchange Commission (the “SEC”) either a proxy statement and a registration statement on Form S-4 or a registration statement on Form S-4 which shall include a proxy statement, in order to (A) seek shareholder approval of (i) the Merger as required under Sections 703a and 754 of the Business Corporation Act of the State of Michigan, as amended (the “MBCA”), (ii) the issuance of ITC common stock as merger consideration in connection with the Merger (the “ITC Stock Issuance”) as required by applicable rules of the New York Stock Exchange and (iii) an amendment of ITC’s articles of incorporation to increase the authorized shares of common stock of ITC to a number sufficient to effect the ITC Stock Issuance (collectively, the “ITC Shareholder Proposals”).

In addition, TransCo has agreed to file with the SEC a registration statement on Form 10/S-4 or a registration statement on Form S-1/S-4, as applicable, to register the TransCo common units to be distributed in the Distribution, and if Entergy elects to effect the Distribution in whole or in part by means of an exchange offer to file with the SEC a Schedule TO.

Consummation of the Merger is subject to the satisfaction of customary closing conditions for a transaction such as the Merger, including, among others, (i) consummation of the Separation, the Distribution, the Financings and the Special Dividend, (ii) the approval of the ITC Shareholder Proposals by the shareholders of ITC, (iii) the authorization for listing on the New York Stock Exchange of ITC common stock to be issued in the Merger, (iv) the receipt by Entergy of all regulatory approvals to become a member of an acceptable regional transmission organization, (v) the receipt of required regulatory approvals, including approval of the Federal Energy Regulatory Commission, the Arkansas Public Service Commission, the Louisiana Public Service Commission, the Mississippi Public Service Commission, the Public Utility Commission of Texas and the Council of the City of New Orleans, as well as the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and no such regulatory approvals impose a burdensome condition on ITC or Entergy, (vi) the absence of a material adverse effect on the Transmission Business or ITC, (vii) the receipt by Entergy of a solvency opinion and (viii) the receipt of a private letter ruling from the Internal Revenue Service substantially to the effect that certain requirements for the tax-free treatment of the distribution of TransCo are met and an opinion that the Distribution and the Merger will be treated as tax-free reorganizations for U.S. federal income tax purposes. The Merger and the other transactions contemplated by the Merger Agreement and the Separation Agreement are expected to be completed in 2013.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Entergy or ITC. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Entergy or ITC.

Separation Agreement

Pursuant to the Separation Agreement, and subject to the terms and conditions set forth therein, Entergy will engage in a series of preliminary restructuring transactions that result in the transfer to TransCo’s subsidiaries of the assets relating to the Transmission Business and the transfer to Entergy’s other subsidiaries of the assets not relating to the Transmission Business (the “Separation”).

TransCo and its subsidiaries will consummate certain financing transactions (the “TransCo Financing”) totaling approximately $1.775 billion pursuant to which (i) TransCo’s subsidiaries will borrow through a one year term funded bridge facility and (ii) TransCo will issue senior securities of TransCo to Entergy (the “TransCo Securities”). Neither Entergy nor the Utility OpCos will guarantee or otherwise be liable for the payment of the TransCo Securities. Entergy will issue new debt or enter into agreements under which certain unrelated creditors will agree to purchase existing corporate debt of Entergy, which will be exchangeable into the TransCo Securities at closing (the “Exchangeable Debt Financing”). In addition, prior to the closing TransCo may obtain a working capital revolving credit facility in a principal amount agreed to by Entergy and ITC (such financing, together with the TransCo Financing and the Exchangeable Debt Financing, the “Financings”).

Under the terms of the Separation Agreement, concurrently with the TransCo Financing, each Utility OpCo will contribute its respective transmission assets to a subsidiary that will become a TransCo subsidiary in the Separation in exchange for the equity interest in such subsidiary and the net proceeds received by such subsidiary from the one year funded bridge facility described above. Each Utility OpCo will distribute such equity interests in the subsidiaries holding the transmission assets to Entergy which will then contribute such interests to TransCo. Entergy and the Utility OpCos may, subject to certain conditions, modify or supplement the manner in which the Separation is consummated.

Under the terms of the Separation Agreement, TransCo and ITC are restricted from taking certain actions for up to two years after the date of the Separation Agreement that could adversely affect the tax-free treatment of the Distribution and related transactions. In addition, TransCo will indemnify Entergy in certain circumstances if any such actions disqualify the Distribution for such tax-free treatment.

In connection with the transactions contemplated by the Separation Agreement and the Merger Agreement, Entergy, TransCo and ITC will enter into certain related ancillary agreements, including a distribution-transmission interconnection agreement substantially in the form attached to the Separation Agreement and other ancillary agreements the terms of which the parties have agreed to negotiate in good faith within 60 days of December 4, 2011. Consummation of the Separation is subject to the satisfaction of the conditions applicable to Entergy and ITC contained in the Separation Agreement and the Merger Agreement, including that the sum of the principal amount of TransCo Securities issued to Entergy and the principal amount of the bridge facility entered into by TransCo’s subsidiaries is at least $1.775 billion.

Employee Matters Agreement

Pursuant to the Employee Matters Agreement, the parties agreed on procedures for identifying the employees who will be allocated to TransCo (“TransCo Employees”), the allocation to Entergy, TransCo and ITC (and/or their respective affiliates) of liabilities in respect of the TransCo Employees (including in respect of Entergy benefit plans) and certain aspects of the treatment of the TransCo Employees following the closing of the Merger.

For at least 36 months after closing of the Merger, ITC generally will provide nonunion TransCo Employees with cash compensation opportunities that are substantially comparable to the cash compensation opportunities provided to such TransCo Employee immediately before the closing and employee benefits with a substantially comparable value in the aggregate and (exclusive of nonqualified deferred compensation benefits and equity compensation benefits) with a substantially comparable value for each kind of benefit in relation to the benefits provided to such TransCo Employee immediately before the closing. The kind of benefit refers to the general type of benefit—such as qualified pension, qualified savings, medical, dental, life, vision, short-term disability, long-term disability, AD&D, retiree welfare, vacation, other paid time off and fringe—without regard to the form in which such benefit is provided or the individual choices made available. In addition, ITC will assume all obligations under Entergy’s collective bargaining agreements to the extent they apply to TransCo Employees, and all TransCo Employees generally will be credited at ITC for all of their pre-closing service at Entergy.

No pension plan assets or liabilities will be transferred from Entergy’s plans to ITC’s plans in respect of pre-closing pension service, and Entergy’s pension plans will remain liable for payment of pension benefits attributable to pre-closing service. For purposes of determining when Entergy’s plan benefits become payable (but not its amount), service at ITC will be treated as service at Entergy, and ITC’s plan will determine the pension benefit based on the combined Entergy/ITC service of TransCo Employees, with the ITC plan benefit reduced by the benefit payable under Entergy’s plans. ITC will assume retiree medical obligations for TransCo Employees, and a proportional amount of the Voluntary Employee Beneficiary Association (“VEBA”) trust funding available for retiree medical benefits generally will be transferred to an ITC VEBA trust.

Equity incentive awards (including stock options, restricted stock and restricted stock units) held by TransCo Employees as of immediately before the closing of the Merger will be converted into ITC awards that have the same intrinsic value immediately after the closing (based on ITC’s stock value) as they had immediately before the closing (based on Entergy’s stock value). The substitute ITC awards will continue to vest and be exercisable on the same basis as applied at Entergy before the closing of the Merger (treating ITC service as service for Entergy).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the Exhibit Index hereto with respect to the exhibits filed herewith.

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Cautionary Language Concerning Forward Looking Statements

This document and the exhibits hereto contain certain statements that describe ITC management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for ITC’s business, including ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, ITC has identified these forward-looking statements by words such as “anticipates”,

“believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s annual report on Form 10-K and ITC’s quarterly reports on Form 10-Q filed with the SEC from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated transaction, including: (A) failure to obtain approval by ITC’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (C) the ability to obtain the required financings; (D) delays in consummating the transaction or the failure to consummate the transactions; and (E) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.

Because ITC’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, ITC undertakes no obligation to publicly update any of ITC’s forward-looking or other statements, whether as a result of new information, future events, or otherwise.

The transaction is subject to certain conditions precedent, including regulatory approvals, approval of ITC’s shareholders and the availability of financing. ITC cannot provide any assurance that the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated.

Additional Information and Where to Find It

ITC and TransCo will file registration statements with the SEC registering shares of ITC common stock and TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. ITC will also file a proxy statement with the SEC that will be sent to the shareholders of ITC. Entergy shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents, because they contain important information about ITC, TransCo and the proposed transactions. ITC’s shareholders are urged to read the proxy statement and any other relevant documents because they contain important information about ITC, TransCo and the proposed transactions. The proxy statement, prospectus and/or information statement, and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000 New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

Participants in this Transaction

This communication is not a solicitation of a proxy from any security holder of ITC. However, Entergy, ITC and certain of their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entergy may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 28, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on March 24, 2011. Information about the directors and executive officers of ITC may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 23, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 6, 2011

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated as of December 4, 2011, among Entergy Corporation, Mid South TransCo LLC, ITC Holdings Corp. and Ibis Transaction Subsidiary LLC.*

2.2	Separation Agreement, dated as of December 4, 2011, among Entergy Corporation, ITC Holdings Corp., Mid South TransCo LLC, Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and Entergy Services, Inc. *

10.101	Employee Matters Agreement, dated as of December 4, 2011, among Entergy Corporation, Mid South TransCo LLC and ITC Holdings Corp.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ITC will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.